EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.W. Mays, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2019 as filed with the United States Securities and Exchange Commission (the "Report"), we, Lloyd J. Shulman and Mark S. Greenblatt, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 6, 2019

/s/ Lloyd J. Shulman
Lloyd J. Shulman
Chief Executive Officer

/s/ Mark S. Greenblatt
Mark S. Greenblatt
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to J.W. Mays, Inc. and will be retained by J.W. Mays, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.